Fidelity Core Real Estate Fund

FACT SHEET JUNE 30, 2026

Fidelity Core Real Estate Fund ("the Fund") provides eligible individual investors with access to a diversified portfolio of moderately leveraged, stable, income-producing properties in research supported markets. The Fund seeks attractive, risk-adjusted total returns consisting of current income and capital appreciation. Historically, exposure to real estate has helped provide an inflation hedge, income tax advantages, and strong diversification relative to other asset classes.

Performance summary

MONTHLY TOTAL NET RETURN (%)

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
2023		(0.19)[1]	4.95	0.33	0.20	0.70	0.64	0.40	0.40	0.44	1.31	0.72	10.25[1]
2024	0.86	0.62	0.75	0.50	0.65	0.56	0.58	0.47	0.84	0.79	2.70	0.54	10.29
2025	0.54	0.52	0.50	0.61	0.90	0.63	0.52	0.81	0.52	0.22	0.83	0.23	7.03
2026	0.44	0.56	0.46	0.52	0.45	0.68							3.16

Current NAV share price	Annualized since inception net total return[1]	Annualized distribution rate (Q2 2026)
$11.55	**9.02%**	**4.74%**

Representative properties[2]

85 Exchange – Building F
Concord, NC



Type: Industrial
85 Exchange is a 198,400-square-foot industrial warehouse in Concord, NC, just outside of Charlotte. It's fully leased to Amazon for nine years under a triple net (NNN) structure, as part of a multi billion-dollar expansion of same day delivery services. Located one mile from I-85 and near Route 73 and the I-485 interchange, the property offers key regional connectivity. It features attractive specifications, including 36' clear heights, 208 car spaces, 32 trailer spaces, and ample loading.

Independence Square
Dallas, TX


Tom Thumb

Type: Retail
Independence Square is the only grocer-anchored shopping center at a highly trafficked, signalized intersection in a densely populated, growing, and affluent suburb of Dallas, Texas. The center is anchored by a Tom Thumb grocery store (subsidiary of Albertson's) and includes a 12-pump Tom Thumb fuel station. The property boasts a diverse tenant mix of national, regional, and local retailers (33 total tenants).

Millside at Heritage Park
Boston, MA



Type: Residential
Millside is a 60-unit, age-restricted (55+), apartment community, completed in 2021. It has several amenities including a fitness center, on-site leasing and management, and indoor and outdoor recreational spaces. Located in Canton, MA, a southern suburb of Boston, it is within walking distance to a community park, public transportation, and town center, and is commutable to several local employers and downtown Boston.

Data as of 6/30/2026. Quarterly data where noted as of 6/30/2026.

1. Since fund inception date (2/1/2023).

2. Case studies include properties from the Fund's different asset classes – industrial, residential, retail and other. Property descriptions based on date of Fund underwriting.

There is no assurance the Fund will achieve its investment objectives or that investors in the Fund will not suffer losses.

All returns shown assume reinvestment of distributions pursuant to the Fund's distribution reinvestment plan, are derived from unaudited financial information, and are net of all fund expenses, including general and administrative expenses, transaction related expenses, management fees, and performance participation allocation, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year.

Past performance is historical and does not predict future returns.

For eligible investors only.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fidelity Core Real Estate Fund

Portfolio manager experience[3]

Ellen Hall
Head of Direct Real Estate, Portfolio Manager
32 years of experience

Patrick McLaughlin, CFA,
Head of Asset Management, Direct Real Estate, Co-Portfolio Manager
18 years of experience

Statistics
as of June ‘26

Gross portfolio value	Total number of assets	Portfolio occupancy[4]	Loan-to-value (LTV) Ratio
$671.4M	15	99%	31%

Property types & markets

Portfolio allocation
(based on month-end real estate portfolio value[5])



Industrial
Residential
Retail
Medical Office
CMBS
4%
12%
31%
37%
16%



Seattle, WA
17%
Boston, MA
22%
Phoenix, AZ
29%
Charlotte, NC
7%
Raleigh-Durham, NC
4%
Dallas, TX
10%
Atlanta, GA
11%

STRUCTURE AND TERMS[6]	
Structure	Non-traded, private real estate investment trust (REIT)
Term	Open-ended, perpetual offering
Minimum	$25,000 minimum subsequent investments of $5,000
Subscriptions	Monthly
Distributions	Quarterly[7]
Share repurchase plan	Quarterly repurchases up to 5% of aggregate NAV[8]
IRA participation	Unlimited
Tax reporting	Form 1099-DIV

FEES[6]	
Management fee	1.0% of NAV per annum payable quarterly
Incentive fee	12.5% of annual total return subject to a 5% annual hurdle amount and a high watermark with a catchup
Upfront commissions and fees	None

3. As of June 30, 2026.

4. Calculation based on square footage, including residential portfolio.

5. Value is determined as of month-end in accordance with the Fund’s valuation policy. Totals may not add to 100% due to rounding.

6. For full Summary of Principle Terms, Related Risks, and additional Information, please refer to the Confidential Private Placement Memorandum of the Core Real Estate Fund dated March 2024, as supplemented.

7. The Fund intends to pay quarterly distributions as authorized by the Fund's trustee. Distributions are not guaranteed and may be funded from sources other than cash flow from operations.

8. Total repurchases are limited to 5% of aggregate NAV per calendar quarter. The Fund is not obligated to repurchase any Shares and may choose to repurchase some, or none, of the Shares that have been requested to be repurchased in any particular quarter. The Fund's share repurchase plan is subject to other terms and limitations and the Fund's trustee may make exceptions to, amend or suspend the share repurchase plan.

Past performance and dividend rates are historical and do not guarantee future results.

For eligible investors only.

Fidelity Core Real Estate Fund DISCLAIMERS The information contained herein is confidential. By accepting this information, the recipient agrees that it will use, and it will cause its directors, partners, officers, employees, and representatives to use, the information only to evaluate its potential interest in the securities described herein and for no other purpose and will not divulge any such information to any other party. Any reproduction of this information, in whole or in part, is prohibited. Fidelity does not provide legal or tax advice, and the information provided is general in nature and should not be considered legal or tax advice. Consult an attorney, tax professional, or other advisor regarding your specific legal or tax situation. The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. If any offer of securities is made, it will be made pursuant to a confidential Private Placement Memorandum (as amended or supplemented, the “Memorandum”), Subscription Agreement and other documents (collectively, the “Offering Documents”) prepared by or on behalf of Fidelity Core Real Estate Fund (the “Fund”) that contain material information not contained herein and that shall, to the extent applicable, supersede, amend, and supplement the information contained herein in its entirety. Any decision to invest in the securities described herein should only be made after reviewing the Offering Documents, conducting such investigations as the investor deems necessary or appropriate and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in the securities. The securities described herein will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Fund will not be registered under the Investment Company Act of 1940, as amended. The securities described herein will not be approved or disapproved by any federal, state or foreign securities commission or any other regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the information contained herein. Any representation to the contrary is a criminal offense. None of the Fund, Fidelity Diversifying Solutions LLC (“Investment Manager"), Fidelity Brokerage Services LLC (“FBS”), Fidelity Distributors Company LLC ("FDC") and their respective affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein, and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. The Fund, the Investment Manager, FBS, FDC and their respective affiliates disclaim any and all liability relating to this information, including, without limitation any express or implied representation or warranty for statements contained in and omissions from this information. The information contained herein includes estimates and projections and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such projections will be realized. None of the Fund, the Investment Manager, FBS, FDC and their respective affiliates expects, or shall have any duty, to update the information contained herein. RISK FACTORS Investors should review the offering documents, including the description of risk factors contained in the Memorandum, prior to making a decision to invest in the securities described herein. An investment in the Fund involves a high degree of risk and is suitable only for those investors willing to risk losing some or all of their principal investment and who have the experience and ability to evaluate the risks and merits of an investment in the Fund. The Memorandum includes more complete descriptions of the risks described below as well as additional risks relating to, among other things, equity investments, real estate assets, use of leverage, conflicts of interest and regulatory and tax matters. Any decision to invest in the securities described herein should only be made after reviewing the Memorandum, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the Fund. Prospective investors should read the Memorandum carefully for a description of the risks associated with an investment in the Fund. These risks include, but are not limited to, the following: There is no public trading market for the Fund’s shares of beneficial interest (“Shares”) and repurchase of Shares by the Fund will likely be the only way to dispose of Shares. Share repurchases will not become available under the Fund’s share repurchase plan until the third anniversary of the initial closing in the Fund’s offering. The Fund is not obligated to repurchase any Shares under its share repurchase plan and may choose to repurchase only some, or even none, of the Shares that have been requested to be repurchased. In addition, repurchases will be subject to available liquidity and other significant restrictions. Further, the Fund’s trustee may make exceptions to, modify or suspend the Fund’s share repurchase plan. As a result of the foregoing, Shares should be considered as having only limited liquidity and at times may be illiquid. Distributions are not guaranteed and may be funded from sources other than cash flow from operations, including borrowings, offering proceeds, the sale of assets. The Fund has no limits on the amounts it may fund from such sources. The purchase and repurchase price for Shares will generally be based on the Fund’s most recently determined NAV and will not be based on any public trading market. While there will be independent annual appraisals of the Fund’s properties, the appraisal of properties is inherently subjective, and the Fund’s NAV may not accurately reflect the actual price at which its properties could be liquidated on any given day. The NAV per Share, if calculated as of the date on which a shareholder makes its subscription request or repurchase request, may be significantly different than the transaction price such shareholder pays or the repurchase price such shareholder receives. Certain of the Fund’s investments or liabilities are subject to high levels of volatility from time to time and could change in value significantly between the end of the prior month as of which the NAV is determined and the date that shareholder acquires Shares or has its Shares repurchased, however the most recently determined NAV per Share will generally continue to be used as the offering and repurchase price per Share. The Fund is dependent on the Investment Manager to conduct its operations. The Investment Manager will face conflicts of interest as a result of, among other things, the allocation of investment opportunities among the Fund and other Clients (as defined in the Memorandum), the allocation of time of its investment professionals and the substantial fees that the Fund will pay to the Investment Manager. There are limits on the ownership and transferability of Shares pursuant to the Fund’s organizational documents and applicable law. If the Fund fails to qualify as a REIT and no relief provisions apply, the Fund’s NAV and cash available for distribution to its shareholders could materially decrease.

Accredited Investor Status. Each shareholder in the Fund must represent in writing, among other things, that such shareholder is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act. Investment Risk. An investment in the Fund involves a high degree of risk, including the risk that the shareholder’s entire investment may be lost. There is no assurance that the Fund will be profitable. The success of the Fund will in a large part depend on its ability to assemble a diversified portfolio from numerous investors that drives returns, while simultaneously identifying and investing in real estate assets that cover their own operating and debt-servicing costs without serving as a drag on the returns of the contributed portfolio. Sourcing and assembling a diversified portfolio from numerous investors, and identifying and investing in self-sufficient real estate assets, are difficult tasks and involve a high degree of risk, competition and uncertainty. General Risks of Real Estate Assets. The success of real estate assets will depend in part on many factors related to the real estate market in general, and to the specific sub-markets in which the Fund’s real estate assets are held. These factors include, without limitation, changes in general economic conditions; lease defaults; decreases in property values; unanticipated property capital requirements; changes in the financial resources of issuers/borrowers; natural disasters; changes in interest rates; changes in the availability of debt financing and/ or mortgage funds which may render the sale or refinancing of properties difficult or impracticable; negative developments in the economy and/or adverse changes in real estate values generally and other factors that are beyond the control of the Investment Manager. Use of Leverage. Although intended to add to returns, the borrowing of funds to purchase qualifying assets will expose the Fund to the risk that the returns achieved on the qualifying assets will be lower than the cost of borrowing to purchase such assets and that leveraging the Fund to buy such assets therefore diminishes the returns achieved by the Fund as a whole. In addition, there is a risk that the availability of financing will be interrupted at some future time, requiring asset sales to repay the outstanding borrowings or a portion thereof. Availability of Suitable Investments. The pursuit of the Fund’s investment strategy involves uncertainty. There can be no assurance that the Investment Manager will be able to locate and complete suitable investments or sufficiently diversify the Fund’s portfolio in a manner that satisfies the Fund’s objectives and that the Investment Manager believes will provide performance commensurate with the Fund’s targets. Loss of Capital. No guarantee or representation is made that the Fund will achieve its investment objective or that shareholders will not lose all or substantially all of their investment in the Fund. The past performance of the Investment Manager or its affiliates is no guarantee of the future performance of the Fund. Other Funds and Accounts Managed by Fidelity. The Fidelity personnel responsible for making investments on behalf of the Fund are also responsible for making investments on behalf of other funds and accounts. General Tax Risks. The Fund intends to operate so as to qualify as a REIT under the Internal Revenue Code of 1986 (the “Code”). However, qualification as a REIT involves the application of highly technical and complex provisions of the Code for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status, which would cause the Fund to face serious tax consequences that will substantially reduce the funds available to satisfy its obligations, to implement its business strategy and to make distributions to shareholders for each of the years involved. IMPORTANT INFORMATION Fidelity Diversifying Solutions LLC (FDS), a registered investment adviser is the Investment Manager for the Fidelity Core Real Estate Fund. “Fidelity Investments” and/or “Fidelity” refers collectively to FMR LLC, a U.S. company, and its subsidiaries, including but not limited to Fidelity Management & Research Company LLC (FMR Co.) and FDS. Fidelity has prepared this material for, and only intends to provide it to certain eligible investors. Do not distribute or reproduce this report. Third-party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or its affiliated companies. The Chartered Financial Analyst (CFA) designation is offered by the CFA Institute. To obtain the CFA charter, candidates must pass three exams demonstrating their competence, integrity, and extensive knowledge in accounting, ethical and professional standards, economics, portfolio management, and security analysis, and must also have at least 4,000 hours of qualifying work experience completed in a minimum of 36 months, among other requirements. CFA® is a trademark owned by CFA Institute. 1143449.30.0 1.9916778.132 0726 FIDELITY BROKERAGE SERVICES LLC, MEMBER NYSE/SIPC, 900 SALEM STREET, SMITHFIELD, RI. 02917 FIDELITY DISTRIBUTORS COMPANY LLC, 900 SALEM STREET, SMITHFIELD, RI 02917 Not FDIC Insured • May Lose Value • No Bank Guarantee Fidelity Core Real Estate Fund